                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      March 4, 1996
                                                 -------------------------------



                          INLAND CASINO CORPORATION
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            (Exact name of registrant as specified in its charter)



            Utah                      0-11532                   33-0618806
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)




       4225 Executive Square, Suite 1650, La Jolla, California     92037
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               (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code         (719) 546-9383
                                                   -----------------------------



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         (Former name or former address, if changed since last report)





                                        No. of Sequentially Numbered Pages:   5
                                        Exhibit Index on Page 4
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ITEM 5.   OTHER EVENTS

        On March 4, 1996, Jack R. Smith resigned from his positions as President, Chief Operating Officer and a director of Inland Casino Corporation (the "Corporation"), effective as of February 23, 1996. In connection with Mr. Smith's resignation, the Corporation purchased all shares of its common stock owned by Mr. Smith, totaling 1,908,865 shares.

        Effective as of February 23, 1996, Arthur R. Pfizenmayer, Executive Vice President and a director of the Corporation, was elected by the Board of Directors to assume the positions of President and Chief Operating Officer.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


         (C)     EXHIBITS

                 99. Text of Press Release re: Resignation of Jack R. Smith dated March 4, 1996.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INLAND CASINO CORPORATION



Date:  March 8, 1996                    By:   /s/  L. DONALD SPEER, II
                                              ----------------------------------
                                                   L. Donald Speer, II
                                                   Chairman of the Board and
                                                   Chief Executive Officer





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                                 EXHIBIT INDEX



                                                                     SEQUENTIALLY
                                                                       NUMBERED
EXHIBIT NUMBER                           DESCRIPTION                     PAGE
--------------                           -----------                 -----------
      99           Text of Press Release Re: Resignation of Jack R.       5
                   Smith dated March 4, 1996





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